Exhibit 99.1
Gerry Anderson, President and CEO September 6, 2011 Barclays Capital 2011 CEO Energy-Power Conference

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; changes in the economic and financial viability of suppliers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of unconventional gas resources and challenges in estimating gas and oil reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and risks discussed in public filings with the SEC. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" sections in each of DTE Energy's and Detroit Edison's 2010 Forms 10-K and 2011 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2010 Form 10-K and 2011 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by accessing its website at www.sec.gov or by calling 1- 800-SEC-0330. 2

Overview Utility Growth Non - Utility Growth 3

* Reconciliation to GAAP reported earnings included in the appendix 4 2011 Operating Earnings Guidance* Utilities expected to earn allowed ROE Strong July/August performance at Energy Trading; full year tracking above midpoint Power & Industrial REF beginning to provide earnings contribution in second half of 2011 YTD 6/30/11 Actual Guidance (millions, except EPS)

DTE Energy

DTE Energy is an Integrated Energy Company

Strong, Stable and Growing Utilities

~80% of DTE Energy's 2010 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~20% of DTE Energy's 2010 Earnings



Gas Storage & Pipelines



Power & Industrial Projects



Unconventional Gas Production



Energy Trading

5

(CHART) 6 $2.82 Growth and Value Creation * Reconciliation to GAAP reported earnings included in the appendix DTE Energy Operating Earnings Per Share* $3.55 CAGR = ~6% Targeting 5% - 6% Long-Term Operating EPS Growth

(CHART) Dividend Increase is Well Supported 7 Recently increased dividend rate 5% to $2.35 per share Dividend yield in-line with peers Payout ratio in-line with 60%- 70% target Future increases supported by targeted 5% - 6% EPS growth Dividend Yield (as of August 2011) 4.7%

Overview Utility Growth Non - Utility Growth 8

9 Detroit Edison Investment Profile, 2011 - 2013 Base Infrastructure $2.1 - $2.3 billion Investments in scrubbers, SCRs to meet Clean Air Act requirements Investments to ensure reliability of generation fleet and distribution systems Renewable Energy & Energy Efficiency $500 - $600 million New generation to meet Michigan RPS Up to 50% owned by Detroit Edison Environmental Compliance $800 - $900 million

10 Monroe Power Plant Current environmental capital focused on Monroe Power Plant (3,100 MW, 45% of coal-fired production) Near/Mid-Term Plans: Complete scrubbers and SCR at Monroe Power Plant Evaluating conventional and/or emerging technologies at several additional units Likely to retire some older/smaller coal units Mid/Longer-Term Investments: Additional wind generation Potential for combined cycle gas turbine generation Emissions Reductions $800 - $900 million 2011-2013 Investment Focused on Monroe Power Plant

In advanced stage of development on three projects Combined 110MW 2012/2013 commercial operation dates Contracted for turbines in August 2011 11 Gratiot County Wind Park 212MW wind farm with partner Own 64 turbines (~102MW) Purchase output of 69 turbines (~110MW) Investment will be substantially completed in 2011 Earnings contribution begins in 2011 Gratiot County Wind Park $250 million 2011 Investment Thumb Wind Projects $250 million 2011-2013 Investment Detroit Edison Renewable Energy: $40 million Earnings Contribution by 2013 $500 - $600 million 2011-2013 Investment

Constructive Regulatory Environment 12 Oct. 2010 Apr. 2011 Apr. 2011 Jun. 2011 Aug. 2011 Oct. 2011 Rate Filing $444 million* Staff Recommendation $157 million Self Implementation $107 million base rate increase Continuation of electric Customer Choice tracker ALJ Proposal for Decision $156 million Final Order (1 year from filing) Detroit Edison Rate Case Schedule *Proposed Net Revenue Requirement of $253 including proposed reductions to: delay recognition of Choice Incentive Mechanism base reset ($123); defer increased pension/OPEB expense ($47); reduce Nuclear Decommissioning surcharge ($20). Briefs Detroit Edison - $361 million Staff - $162 million

Strengthen and expand distribution system Cast iron main renewal Investment in new markets Transmission pipeline integrity Customer focused investments Meter relocation program Appliance repair NGV stations Propane conversions 13 MichCon Investment Profile, 2011 - 2013 Distribution, Transmission & Additional Growth $500 - $600 million

Overview Utility Growth Non - Utility Growth 14

Millennium Vector Gas Storage Gas Storage & Pipeline: Earnings Potential of $75 Million by 2015 15 (CHART) $23 $34 $38 $49 $51 (millions) Solid Operating Earnings* Growth ~$75 $53 * Reconciliation to GAAP reported earnings included in the appendix Growth Driven by Bluestone Lateral and Gathering System and Millennium Mainline Expansions Bluestone

Strong Growth Potential in the Marcellus Shale 16 Bluestone Southwestern Acreage 180K Acres Within 5 Miles of Bluestone Initial investment (~$280 million) will serve Southwestern Energy's production in Susquehanna County; anticipated in-service Q2 2012 Significant expansion opportunities with other producers in the area 180K acres of Marcellus Shale lie within 5 miles of Bluestone; Southwestern accounts for <20% Potential to expand Bluestone north into NY Looking for additional "Bluestone-like" opportunities in Marcellus Shale Expect first two expansions to be on-line late 2012 and 2013; expands capacity by ~50% to 0.8 Bcf/d Can be economically expanded to 1.5 Bcf/d Bluestone Growth Opportunities Millennium Mainline Expansions

(CHART) *Reconciliation to GAAP reported earnings included in the appendix **Contribution earnings, excludes corporate allocations, interest and overheads of ($60)-($70) in aggregate in 2015 Power & Industrial Projects: Earnings Potential of Over $100 Million by 2015 Illustrative 2010A 2009A 2011E Operating Earnings Contribution by Project Type $85 2012E 2013E 2014E 17 Steel Industry Fuels 2015E $30 - $40 Over $100 Operating Earnings* (millions) BN Contract Higher Coke Pricing BN Contract Reduced Emissions Fuel $40 - $50** Renewable Energy $50 - $60** Industrial Energy Services $75 - $85**

18 Development Update Five units in service in Michigan; two more units under construction at our Monroe Power Plant Monetization process progressing Completed sale of interest in one project Late stage discussions with potential partners for a second site Discussions underway with potential relocation hosts for 3-4 units In advanced contract negotiations with potential partners on two new build opportunities Test burn completed at large plant with favorable results Test burns at an additional site underway (CHART) (CHART) Low Case High Case Project Returns (millions) Potential Earnings Contribution* (millions) * Excludes corporate allocations and overheads Low Case High Case ~$75 Base Case Base case Illustrative Reduced Emissions Fuel: Potential for Significant Value and Strong Earnings for 10 Years

Unconventional Gas: Barnett Shale Assets Focused on "Marble Falls" Oil Play Continuing to develop and prove up acreage Wells producing hydrocarbons throughout Jack County, confirming play Vertical wells producing 1st month average of up to 150 bbls oil per day plus liquids rich gas Third party horizontal wells reporting initial production of 300+ bbl oil per day Divestitures to be timed with oil play maturation Potential small monetization in 2011 Targeting full monetization in 2012/2013 19 Barnett (Core Area) Gas Wells Barnett Gas & Oil Combo Wells DTE Acreage (Gas & Oil Combo) Marble Falls Area of Activity

Investment Thesis DTE Energy has a plan it believes will provide 5% - 6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet Utility growth plan driven by mandated investments Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability Meaningful, low-risk growth opportunities in non- utility businesses continue to provide diversity in earnings and geography 5%-6% Average Annual EPS Growth Attractive Dividend 20

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030 21

Appendix

23 2011 Capital Expenditures & Cash Flow Guidance Capital Expenditures (millions) Cash Flow Summary* (billions) * Includes securitization

(CHART) 24 *Debt excludes securitization, a portion of MichCon's short-term debt, and considers 50% of the trust preferreds as equity Targeted Financial Metrics A strong balance sheet continues to be a key priority Leverage and cash flow metrics within targeted ranges, without additional equity in 2011 ~$1.7 billion of available liquidity at end of 2Q 2011 Leverage* Funds from Operations / Debt* (CHART) 51% 51% Target 50% - 52% 28% 23% Target 22% - 24% 53% 22%

Gas Storage & Pipeline: Overview Storage Assets Pipeline Interests 25 Fully contracted (6 year avg. term) 90 Bcf of storage capacity in Michigan 26,200 H.P. of compression 100% contracted (> 10 year avg. term) 222 miles of pipe; 15,000 H.P. of compression Fully contracted (6 year avg. term) 348 miles of pipe; 120,000 H.P. of compression at five stations Vector Pipeline - 40% Millennium Pipeline - 26.25% DTE Gas Storage Michigan Gathering Assets Comprised of MichCon Lateral and MichCon Gathering Companies Two systems: One designed to handle liquid rich gas and the other for dry production gas

Gas Storage Provides Stable Earnings Supported by Long-Term Contracts 26 (CHART) 90 Bcf Storage Expiration Profile Fully contracted - 6 year average term 95% of revenues based on fixed-price, multi-year term contracts No exposure to gas price Diversifies earnings outside of Michigan Not linked to Michigan economy Customer mix - LDCs, interstate pipelines, and producer/marketers Tiered expiration dates with manageable renewal volumes

Unconventional Gas Valuation Reserves Value** Low Value High Value (Bcfe) ($ per mcfe) ($ millions) ($ millions) Proved 201* $1.50 - $2.00 $300 $400 Probable 354 $0.25 - $1.00 $100 $350 Total 555 $400 $750 27 * * Value based on comparative shale transactions adjusted for gas/natural gas liquid/oil mix * SEC proved reserves as of year end 2010

(CHART) (CHART) (CHART) Net Production (Bcfe) Gross Producing Wells 207 Reserves (Bcfe) Acreage Position (000's Acres) Net Undeveloped Acres Net Developed Acres Barnett Shale Operating Metrics 17 2Q 2011 60 77 16 54 YE2010 70 2Q 2011 YE2010 194 5.5 YE2010 4.8 (CHART) YE2010 YE2009 Probable (Unaudited) Proven 354 201 555 255 234 489 Continue to prudently manage and develop Barnett assets Invest $25 million Drill ~ 20 wells Produce 5.5 Bcfe net, increase oil production Develop oil reserves 13 new wells on-line, 1 in progress Production of 2.4 Bcfe 60% increase in oil sales volume year-over-year Capital expenditures $17 million Acquired 7k acres, net 2011 YTD Results 2011 Goals YE 2011 Est. 28

Detroit Edison Generation Portfolio 29

(CHART) DTE Energy Trading Reconciliation of YTD Operating Earnings* to Economic Net Income ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non- derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. (millions) YTD 2011 Economic Net Income Accounting Adjustments** YTD 2011 Operating Earnings* $12 $26 Economic net income equals economic gross margin*** minus O&M expenses and taxes. DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs Energy Trading Operating Earnings* Realized Unrealized O&M / Other YTD 2010 YTD 2011 $21 $30 8 19 (28) (24) (millions, after-tax) $12 $14 (CHART) $12 $18 $30 YTD 2010 Operating Earnings* YTD 2010 Economic Net Income Accounting Adjustments** 30 $14

44 MW coal-to-waste-wood On-line Q4 2011 15 year contract 50% Ownership (post conversion) 31 Power & Industrial Growth Opportunities: Waste-Wood Renewable Overview 25 MW waste-wood 10 year contract 60 MW coal/wood co-firing 15 year contract 50% ownership 40 MW coal-to-waste-wood On-line Q4 2010 10 year contract 45 MW coal-to-waste-wood On-line Q1 2013 25 year contract Woodland Mobile Energy Services Stoneman (In Start-Up) Stockton (In Conversion) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Stockton, California Woodland, California Mobile, Alabama Cassville, Wisconsin New Project Development Multiple projects in early stage development Mt. Poso (In Conversion) Bakersfield, California

32 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of YTD June 30, 2011 Reported to Operating Earnings

33 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 2010 Reported to Operating Earnings * Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 34

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 35

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 36

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 37 Gas Storage & Pipelines There were no adjustments to reported earnings for Gas Storage & Pipelines in 2006.